EXHIBIT "B"

NEITHER THE WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAW. SUCH WARRANT AND COMMON STOCK ARE TO BE ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED,
HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR THE RECEIPT BY COMPANY OF SUCH DOCUMENTS REQUESTED BY THE COMPANY AND AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY.

Number of Shares                 Warrant No: ____________________
of Warrant :

Current Warrant Price:

Holder:                          Issuance Date:

                             WARRANT

                   To Purchase Common Stock of

                      Travel Dynamics, Inc.

     THIS IS TO CERTIFY THAT _____________________, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from Travel Dynamics, Inc., a Nevada corporation ("Company"), such number of shares of Common Stock (as hereinafter defined) as determined in accordance with
Section 2.2 hereof subject to adjustment as provided herein, in whole or in part, including fractional parts, at a purchase price of FIFTY CENTS ($.50) per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS

     The following terms have the meanings set forth below:

      "Affiliate" of any person or entity means any other person or entity that controls, is controlled by, or is under common control with such person or entity.

     "Board" means the Board of Directors of Company.

      "Common Stock" means (except where the context otherwise indicates) the Common Stock, $.001 par value per share, of Company as constituted on the date hereof.

     "Company" has the meaning set forth in the recitals.

      "Current Warrant Price" means, in respect of a share of Common Stock on any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. The Current Warrant Price on the date hereof shall FIFTY CENTS ($.50) per share.

     "Exercise Period" has the meaning set forth in Section 2.1.

     "Expiration Date" means September 30, 2002.

      "Holder" means the Person in whose name the Warrant set forth herein is registered on the books of Company maintained for such purpose.

      "Letter of Credit" means that certain irrevocable letter of credit executed by Holder and delivered to Company to serve as security for a Line of Credit for the benefit of Company.

      "Lender" means Community Bank of Arizona or other financial institution of Company's choosing.

      "Line of Credit" means a line of credit or other credit facility secured by Holder's Letter of Credit intended to be for the benefit of the Company.

      "Memorandum" means that certain Private Offering Memorandum of the Company dated as of August 21, 2000 offering up to $1,500,000 of Units in connection with the Letters of Credit and this Warrant.

      "Outstanding" means, when used with reference to Common Stock, on any date, all issued shares of Common Stock on such date, except shares then owned or held by or for the account of Company or any Subsidiary thereof, and shall include any certificates representing fractional interests in shares of Common Stock.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Transfer" means any disposition of any Warrant or  Warrant
Stock   or  of  any  interest  in  either  thereof,  which  would
constitute  a  sale thereof within the meaning of the  Securities
Act.

      "Warrant" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

      "Warrant Price" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current
Warrant Price as of the date of such exercise.

      "Warrant Stock" means the shares of Common Stock issued or issuable upon the exercise of this Warrant.

2.   EXERCISE OF WARRANT

     2.1 Exercise Period. From and after August 21, 2000 and until 12:00 P.M., Scottsdale, Arizona time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any business day, for all or any part of the Warrant Stock, unless earlier terminated. The Holder may only exercise this Warrant for cash (or other immediately available funds) paid to the Company or up to the amount of any draws Holder pays on its Letter of Credit with the right to receive a replacement Warrant under Article III hereof.

     2.2  Warrant Stock.

          (a) The number of shares of Warrant Stock shall be ________ (______), subject to adjustment pursuant to Section 4 of this Warrant.

     2.3 Exercise Notice; Delivery of Certificates. In order to exercise this Warrant, Holder shall deliver to Company at 4150 North Drinkwater Boulevard, 5th Floor, Scottsdale, AZ 85251, or at the office or agency designated by Company pursuant to Section 12.2, (i) a written notice of Holder's election to exercise this Warrant substantially in the form attached hereto as Exhibit 1,
(ii) payment of the Warrant Price or election to convert any draws Holder pays under the Letter of Credit as provided below, and (iii) the original executed Warrant. Upon receipt of such notice, Company shall, as promptly as practicable, and, subject to the making of any necessary securities laws filings, the receipt of any necessary regulatory approvals (including expiration of any applicable waiting period and conditional upon any reasonable requests by Company of Holder), deliver to Holder a duly executed certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. Such stock certificate or certificates shall be in such denominations and registered in the name designated in the subscription form, subject to Article 8.

     Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the date on which all items in clauses (i)-(iii) above have been delivered by Holder and accepted by Company (which acceptance will not be unreasonably withheld) and all taxes required to be paid by Holder, if any, pursuant to Section 2.5 have been paid, regardless of whether or not Company has issued and delivered to Holder a certificate or certificates representing such shares subject to any legal or regulatory compliance, terms of this
Warrant or extraordinary circumstances as may be reasonably determined by Company. If this Warrant shall have been exercised in part, Company shall promptly deliver to Holder a new Warrant evidencing the rights of Holder to purchase the remaining shares of Common Stock issuable upon exercise of this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding the foregoing, if in connection with the exercise of a Warrant or acquisition of shares of Common Stock, any regulatory approval shall be required, including expiration of any applicable waiting period, then, if the Warrant is exercised prior to such approval, the Expiration Date shall be extended while any such regulatory approval or waiting period is pending and, upon such surrender of the Warrant Certificate, any payment of the Warrant Price shall be paid promptly following receipt of such approval.

     2.4 Payment of Warrant Price. Payment of the Warrant Price shall be made at the option of the Holder by (i) certified or official bank check whereby the funds are immediately accessible to the Company or (ii) election to convert any amounts drawn against and paid by Holder under its Letter of Credit for the benefit of the Company in connection with the Line of Credit. Upon request of the Holder, Company may, at its sole discretion, permit Holder to make payment for the Warrant by surrendering to Company that number of shares of Warrant Stock (or the right to receive such number of shares) or shares of Common Stock having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered) duly endorsed or accompanied by appropriate duly executed instruments of transfer or any combination thereof, duly endorsed by or accompanied by appropriate duly executed instruments of transfer; provided, however, Company may require an opinion of counsel that such exercise would not violate any applicable law.

     2.5 Payment of Taxes. After due exercise, all shares of Warrant Stock shall be validly issued, fully paid and nonassessable. Holder shall have no preemptive rights with respect to the Warrant or Warrant Stock. Except as otherwise provided herein, Company shall pay all expenses, taxes and other governmental charges with respect to the issue or delivery of the Warrant Stock, unless such tax or charge is imposed by law upon Holder. Company shall not be required, however, to pay any transfer tax or  other similar charge imposed in connection with the issue  of any certificate for shares of Common Stock in any name other than that of Holder, and in such case Company shall not be required to issue or deliver any stock certificate until such tax or other
charge  has  been  paid  or  it  has  been  established  to   the
satisfaction of Company that no such tax or other charge is due.

     2.6 Fractional Shares. Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant.
As to any fraction of a share which the Holder of one or more Warrants would otherwise be entitled to purchase upon such exercise Company may at its option pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the fair market value per share of Common Stock on the date of exercise as determined by the Board in good faith.

     2.7 Rights of Shareholders. Holder shall not be entitled to vote or to receive dividends or be deemed the holder of Common Stock or any other securities of Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein, and then only to the extent that the Holder holds shares of Common Stock pursuant to such exercise.

     2.8 Nonrecourse. THE COMPANY'S LIABILITY UNDER THE LETTERS OF CREDIT OR LINE OF CREDIT IS NONRECOURSE. THE COMPANY SHALL HAVE
NO  LIABILITY FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY,  INCIDENTAL
OR  PUNITIVE DAMAGES IN CONNECTION WITH HOLDER'S LETTER OF CREDIT
OR THE LINE OF CREDIT. HOLDER'S RECOURSE UNDER THE LETTER OF CREDIT AND THE LINE OF CREDIT IS STRICTLY LIMITED TO THE HOLDER'S RIGHT TO CONVERT SUCH AMOUNTS PAID UNDER HOLDER'S LETTER OF CREDIT INTO EQUITY. The liability of the Company, if any, under the Line of Credit, Letter of Credit and any related agreements shall be limited to, and satisfied from, the Holder's right to convert such amounts paid by the Holder under the Letter of Credit into Common Stock of the Company under this Warrant.

3.   TRANSFER, DIVISION AND COMBINATION

     3.1 Transfer. Subject to compliance with Article 8 of this Agreement, Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of Company to be maintained for such purpose (the "Warrant Register"), upon surrender of the original executed Warrant at the principal office of Company referred to in Section 2.3 or the office or agency designated by Company pursuant to Section 12.2, together with a duly executed written assignment of this Warrant substantially in the form supplied by Company at Holder's request and funds sufficient to pay any transfer taxes payable upon the making of such Transfer. Upon such surrender and, if required, such payment, Company shall, subject to Article 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Article 8, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

     3.2 Division and Combination. Subject to Article 8, this Warrant may be divided or combined with other Warrants (if the terms are the same) upon presentation hereof at the aforesaid office or agency of Company, together with a duly executed written notice specifying the names and denominations in which new Warrants are to be issued. Subject to compliance with
Section 3.1 and with Article 8 as to any Transfer which may be involved in such division or combination, Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     3.3 Expenses. Subject to the conditions contained herein, Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Article 3 and may, at Company's discretion, cause Holder to pay any reasonable costs or expenses incurred in such Transfer.

     3.4 Maintenance of Books. Company agrees to maintain, at its aforesaid office or agency, or at the office of the Company's transfer agent, books for the registration and the registration of Transfer of the Warrants.

     3.5 Warrant Register. The Warrant Register shall contain the names and addresses of the Holder or Holders. Any Holder may change his or her address as shown on the Warrant Register by written notice to Company, in accordance with Section 12.2
hereof,   requesting  such  change.   Any   notice   or   written
communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.

4.   ADJUSTMENTS

      The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Article IV. Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Article IV at the time of such event. If at any time Company shall:

          (a) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

          (b) subdivide or split its Outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine or reclassify its Outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event or the record date therefor, whichever is earlier, would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

5.   REPRESENTATIONS AND WARRANTIES.

      Company hereby represents and warrants to Holder that: (i): the authorized capital stock of Company and the approximate number of issued and outstanding shares thereof is set forth in the Memorandum as of the date thereof; and (ii) all of such issued and outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable.


6.   NO IMPAIRMENT

      The Holder and the Company will in good faith carry out of all such terms and take all such actions as may be necessary or appropriate under this Warrant. Without limiting the generality of the foregoing, Company and Holder will take all such action as may be reasonably necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant. Company and Holder will use reasonable efforts to obtain all such authorizations, exemptions or consents from any Governmental Authority having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

      From and after the date hereof, Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the proper exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

8.   RESTRICTIONS ON TRANSFERABILITY

     The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned and in any event not before satisfaction of the conditions specified in this Article 8, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Article 8.

     8.1 Transferability. This Warrant shall not be transferred or assigned in whole or in part without (i) compliance with all applicable federal and state securities laws by the transferor and the transferee, including without limitation, the delivery to Company of investment representation letters, legal opinions and other documents satisfactory to Company, if requested by Company and (ii) as long as the Holder's Letter of Credit is outstanding without prior written consent from the Company. The Holder, by its acceptance hereof, hereby represents and warrants that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by Company, confirm in writing, in a form reasonably satisfactory to Company, that the shares of Common Stock so purchased are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment and not with a view toward distribution or resale.

     8.2 Restrictive Legend. (a) Except as otherwise provided in this Article 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE  SHARES REPRESENTED BY THIS CERTIFICATE  HAVE  NOT
     BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAW, SUCH SHARES HAVE BEEN ACQUIRED FOR
     INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR THE RECEIPT BY COMPANY OF SUCH DOCUMENTS REQUESTED BY THE COMPANY AND AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY."

     (b) Except as otherwise provided in this Article 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THE WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAW. SUCH WARRANT AND COMMON STOCK ARE TO BE ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR THE RECEIPT BY COMPANY OF SUCH DOCUMENTS REQUESTED BY THE COMPANY AND AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY."

     8.3 Notice of Proposed Transfers. Prior to any Transfer of any Warrants or any shares of restricted Common Stock, the holder of such Warrants or restricted Common Stock shall give written
notice  to  Company  describing  such  proposed  Transfer.   Each
certificate, if any, evidencing such shares of restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 8.2(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 8.2(b), unless in the opinion of counsel to such holder which is reasonably acceptable to Company such legend is not required in order to ensure compliance with the Securities Act.

     8.4 Termination of Restrictions. Notwithstanding the foregoing provisions of Article 8, the restrictions imposed by this Article
8 upon the transferability of the Warrants and the Warrant Stock, and the legend requirements of Section 8.2, shall terminate as to any particular Warrant or share of Warrant Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and any applicable state securities laws and disposed of pursuant thereto or (ii) when Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act and any applicable state securities laws. Whenever the restrictions imposed by Article 8 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be  entitled  to receive from Company a new Warrant  without  the
restrictive  legend  set forth in Section 8.2(b).   Whenever  the
restrictions imposed by this Article 8 shall terminate as to any share of Warrant Stock, as hereinabove provided, the holder
thereof  shall  be  entitled  to  receive  from  Company  a   new
certificate representing such Warrant Stock not bearing the restrictive legend set forth in Section 8.2(a).

9.   SUPPLYING INFORMATION

     9.1 Mutual Cooperation. Company and each Holder of a Warrant and each holder of restricted Common Stock shall mutually cooperate in supplying such information as may be reasonably necessary for the other to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act or applicable state securities law for the sale of any Warrant or Warrant Stock.

     9.2 Information; Access. From the date hereof through the Expiration Date, Company shall (i) make accessible to Holder and its authorized representatives with such information as reasonably available to Common Stock holders with respect to Company at Holder's request and (ii) provide Holder and its authorized representatives access, during regular business hours and upon reasonable notice, to certain relevant property, books, records, offices, personnel, counsel, accountants and actuaries of Company, as the Company may reasonably determine and as specifically requested by Holder. Any such information shall be provided to the extent Holder makes such requests in writing and states the purpose of such request and further complies with any statutory requirements applicable to holders of Common Stock requesting information. Any investigation by Holder performed pursuant to the terms of this Section 9.2 will be conducted in such a manner so as not to interfere unreasonably with the operation of the business of Company, and any representative of Holder shall, at Company's request, at all times while in Company's facilities, be accompanied by an employee or representative of Company and shall keep confidential any confidential information of Company and adhere to any confidentiality restrictions as reasonably requested by Company.

     9.3 Financial Statements. From the date hereof through the Expiration Date, for any year in which Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, Company shall provide to Holder upon written request and the extent not already provided or accessible through the SEC's EDGAR System or other reasonable method, within ten
(10) business days of such written request, (i) each year's annual audited balance sheet of Company and the related audited statements of income, retained earnings and cash flows for the year then ended, and the related notes thereto, and (ii) each quarter's unaudited balance sheet of the Company and the related unaudited statements of income, retained earnings and cash flows, or in each instance, equivalent statements as commonly prepared, for the period then ended.

     9.4 Notices. From the date hereof through the Expiration Date, Company shall provide to Holder, at the same time and in the same manner as provided to the holders of Common Stock of Company, any notices, reports or other information regarding Company or its business that it generally provides to the holders of Common Stock.

10.  LOSS OR MUTILATION

      Upon receipt by Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to Company, and in case of mutilation upon surrender and cancellation hereof, Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form satisfactory to Company is surrendered to Company for cancellation.

11.  LIMITATION OF LIABILITY

     No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a shareholder of Company, whether such liability is asserted by Company or by creditors of Company.

12.  MISCELLANEOUS

     12.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. With the exception of the initial issuance of this Warrant and the first exercise of Holder's option to acquire Common Stock under this Warrant, Company reserves the right, in its sole discretion, to require Holder to reimburse Company for any reasonable costs and expenses incurred in connection with this Warrant.

     12.2 Notices. All notices, consents, requests and communications to be given or made under this Warrant shall be in writing and delivered by hand-delivery, registered first class mail (return
receipt   requested),  facsimile,  or  air  courier  guaranteeing
overnight delivery, addressed as follows, or to such other Person or address as the party named below may designate by notice:

          (a) If to any Holder or holder of Warrant Stock, at its last known address or facsimile number appearing on the books of Company maintained for such purpose.

          (b)  If to Company at

               Travel Dynamics, Inc.
               4150 North Drinkwater Boulevard
               5th Floor
               Scottsdale, AZ  85251
               Attn:  James Piccolo

Each such notice or other communication shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three business days after the same shall have been deposited in the United States mail.

     12.3  Successors and Assigns.  Subject to the provisions  of
Section 3.1 and Article 8 this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder. No other Person shall have any right, benefit or obligation under this Warrant, and no person shall be deemed to be a third party beneficiary of this Warrant.

     12.4 Amendment. No amendment, modification or waiver of any provision of this Warrant shall be effective without the written consent of Company and the Holder.

     12.5 Severability. If one or more provisions of this Warrant are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by law so as to effectuate the parties' intent to the maximum extent, and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

     12.6 Section and Other Headings. The section and headings contained in this Warrant are for the convenience only and shall not affect the meaning or interpretation of this Warrant.

     12.7 Governing Law; Jurisdiction. This Warrant and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to (i) the General Corporate Laws of the State of Nevada and (ii) to the extent applicable, other laws (including those governing contracts) the State of Arizona, without regard for principles of conflicts of laws. Except in respect of an action commenced by a third party in another jurisdiction, the parties agree that any legal suit, action or proceeding arising out of or relating to this Warrant must be instituted in a State or Federal court in the City of Phoenix, Maricopa County, State of Arizona, and they hereby irrevocably submit to the jurisdiction of any such court.

     12.8 Covenant Regarding Consent. Each party covenants to use its best efforts upon the request of the other party to seek any waivers or consents, or to take any other action required, to effectuate the terms of this Warrant.

     12.9 Waiver of Jury Trial. The Holder and Company agree that any suit, action or proceeding, whether claim or counterclaim, brought by anyone of them, on or with respect to this Warrant shall be tried only by a court and not by a jury. The Holder and Company each hereby knowingly, voluntarily and intentionally waive any right to a trial by jury in any such suit, action or proceeding.

      IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed and attested.

Dated: ____________________, 2000

                              TRAVEL DYNAMICS, INC.



                              By:   __________________
                              Name: __________________
                              Title:__________________


                              HOLDER



                              By:    _________________
                              Name:  _________________
                              Title: _________________


                            EXHIBIT 1
                        SUBSCRIPTION FORM
         [To be executed only upon exercise of Warrant]


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Shares of Common Stock of Travel Dynamics, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is _________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned. Payment has been made by the undersigned in accordance with Section 2.4 of this Warrant by (i) a certified or official bank check in the amount of $____________ whereby Company has immediate access to such funds or (ii) _____
______________________________________.


                              ___________________________________
                              (Name of Registered Owner)
                              ___________________________________
                              (Signature of Registered Owner)
                              ___________________________________
                              (Street Address)
                              ___________________________________
                              (City)          (State)   (Zip Code)


NOTICE: The signature on this subscription must correspond with the name of the Holder on the face of the Warrant (or other name as registered with the Company in accordance with the terms of the Warrant) in every particular, without alteration or enlargement or any change whatsoever.